                            SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(c) of
             the Securities Exchange Act of 1934 (Amendment No.   )

    Check the appropriate box:
    /X/  Preliminary Information Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
    / /  Definitive Information Statement

                                         ZAMBA CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required
/ /  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
     (1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     (5) Total fee paid:
        ------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
        ------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     (3) Filing Party:
        ------------------------------------------------------------------------
     (4) Date Filed:
        ------------------------------------------------------------------------

                                      [LOGO]

                               November 30, 1998

To Our Stockholders:

    The Board of Directors of Zamba Corporation, a Delaware corporation (the "Company"), is soliciting your written consent to amend and restate the Company's Certificate of Incorporation to increase the authorized number of shares of Common Stock of the Company from 35,000,000 to 55,000,000. Written Consent Ballots are due by Tuesday, December 29, 1998.

    The matter to be acted upon pursuant to the written consent is described in detail in the following Notice of Written Consent of Stockholders.

    It is important that you use this opportunity to take part in the affairs of your Company by voting on the proposal outlined in the accompanying Information Statement and Notice. PLEASE COMPLETE, DATE, SIGN, AND PROMPTLY RETURN THE ACCOMPANYING WRITTEN CONSENT BALLOT IN THE ENCLOSED POSTAGE-PAID ENVELOPE PRIOR TO THE BALLOT DATE.

    Thank you for your participation.

                                          Sincerely,

                                          /s/ Paul D. Edelhertz
                                          Paul D. Edelhertz
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                               ZAMBA CORPORATION
                           7301 OHMS LANE, SUITE 200
                          MINNEAPOLIS, MINNESOTA 55439

                            ------------------------

                     NOTICE OF WRITTEN CONSENT SOLICITATION

To Our Stockholders:

    The Board of Directors of Zamba Corporation, a Delaware corporation (the "Company"), is soliciting your written consent to amend the Company's Certificate of Incorporation to increase the authorized number of shares of Common Stock of the Company from 35,000,000 to 55,000,000. The foregoing item of business is more fully described in the Information Statement accompanying this Notice.

    Before the amendment can be effective, the holders of a majority of the Company's issued and outstanding voting stock must give their written consent. If your shares are held in street name, your broker may consent on your behalf if you do not direct your broker to refuse to consent. WE ASK THAT YOU RETURN YOUR WRITTEN CONSENT BY DECEMBER 29, 1998. You may revoke your consent at any time before December 29, 1998, by sending a written revocation to the Company's transfer agent, Norwest Bank Minnesota N.A., Norwest Shareowner Services, 161 N. Concord Exchange Street, South St. Paul, MN 55075.

    We intend to file a Fourth Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware upon receipt of consents from the holders of a majority of the Company's issued and outstanding voting stock. We expect to make this filing on or about December 29, 1998. The Company will file a Fourth Amended and Restated Certificate of Incorporation before December 29, 1998, if a majority of votes approving the increase in the authorized number of shares of Common Stock are received before that date. A copy of the proposed Fourth Amended and Restated Certificate of Incorporation is attached to this Information Statement as EXHIBIT A.

    Only stockholders of record at the close of business on November 16, 1998 (the "Record Date") are entitled to consent to the amendment. On that day, there were 27,435,094 shares of Common Stock and 1,000,000 shares of Series A Junior Convertible Participating Preferred Stock issued and outstanding. A total of 28,435,094 votes may be cast by such holders of Common Stock and Series A Junior Convertible Participating Preferred Stock, considered together.

    The Board of Directors asks you to consent to the amendment. This Information Statement provides you with detailed information about the proposed amendment. In addition, you may obtain information about the Company from documents that we have filed with the Securities and Exchange Commission. We encourage you to read this Information Statement carefully.

                                          By Order of the Board of Directors,

                                          /s/ Paul D. Edelhertz
                                          Paul D. Edelhertz
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

MINNEAPOLIS, MINNESOTA
NOVEMBER 30, 1998

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING WRITTEN CONSENT IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED.

                               ZAMBA CORPORATION
                           7301 OHMS LANE, SUITE 200
                          MINNEAPOLIS, MINNESOTA 55439

                            ------------------------

                       PRELIMINARY INFORMATION STATEMENT

                               November 30, 1998

    Your written consent is solicited on behalf of the Board of Directors of Zamba Corporation, a Delaware corporation (the "Company" or "Zamba"), for use in the Written Consent Ballot of the Stockholders of the Company to occur on Tuesday, December 29, 1998 (the "Ballot"). This Information Statement and the accompanying form of written consent were first mailed to stockholders on or about November 30, 1998.

    Only holders of record of the Company's Common Stock and Preferred Stock at the close of business on November 16, 1998 (the "Record Date"), will be entitled to execute written consents. At the close of business on November 16, 1998, the Company had 27,435,094 shares of Common Stock and 1,000,000 shares of Series A Junior Participating Convertible Preferred Stock ("Preferred Stock") outstanding and entitled to vote. Holders of the Company's Common Stock and Preferred Stock are entitled to one vote for each share held as of the Record Date.

    The affirmative vote of a majority of the outstanding shares of Common Stock and Preferred Stock entitled to vote, voting together as a single class, is required to approve the Amendment (as defined in this Information Statement). An abstention from voting or a failure to vote by a stockholder will have the same effect as a vote "against" the proposal. In the event that a broker indicates on a written consent that it does not have discretionary authority as to certain shares to vote, those shares will also have the same effect as a vote "against" the proposal.

    The cost of preparing, assembling, printing and mailing the Information Statement, the Notice of Written Consent Solicitation and the enclosed form of Ballot, will be borne by the Company. Following the original mailing of the Information Statement and other soliciting materials, the Company will request that the brokers, custodians, nominees and other record holders forward copies of the Information Statement and other soliciting material to persons for whom they hold shares of Common Stock and/or Preferred Stock and request authority for the execution of the Ballots. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses. The original solicitation of Ballots by mail may be supplemented by telephone, telecopy and personal solicitation by directors, officers and regular employees of the Company. No additional compensation will be paid for any such services.

    TO VOTE, PLEASE SEND US THE CONSENT BALLOT ACCOMPANYING THE INFORMATION
                                   STATEMENT.
                         WE ARE NOT ASKING FOR A PROXY.
                  THE CONSENT TO BE COMPLETED IS NOT A PROXY.
                   YOU ARE REQUESTED NOT TO SEND US A PROXY.

                              GENERAL INFORMATION

    Section 228 of the General Corporation Law of the State of Delaware states that, unless otherwise provided in the certificate of incorporation, any action that may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and those consents are delivered to the corporation by delivery to its registered office in Delaware, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. The Company's Certificate of Incorporation, the Third Amended and Restated Certificate of Incorporation, contains no provision or language in any way limiting the right of stockholders of the Company to take action by written consent. The Company's Bylaws authorize the use of written consent.

                        REVOCABILITY OF WRITTEN CONSENTS

    Any person signing a Ballot in the form accompanying this Information Statement has the power to revoke it prior to the date the Ballots are calculated. Your written consent may be revoked by a written instrument delivered to the Company stating that your consent is revoked or by delivering to the Company a subsequent Ballot that is executed by the person who signed the earlier Ballot prior to the date Ballots are tabulated. The Company will file a Fourth Amended and Restated Certificate of Incorporation promptly following the receipt of a majority of votes approving the increase in the authorized number of shares of Common Stock.

                                 PROPOSAL NO. 1
      APPROVAL OF INCREASE IN NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

    The Board of Directors has adopted, subject to stockholder approval, a resolution approving the Fourth Amended and Restated Certificate of Incorporation of the Company (the "Amendment"). The Amendment increases the Company's authorized number of shares of Common Stock from 35,000,000 shares to 55,000,000 shares. The additional Common Stock to be authorized by adoption of the Amendment would have rights identical to the currently outstanding Common Stock of the Company.

    Adoption of the proposed Amendment and issuance of the Common Stock would not affect the rights of the holders of currently outstanding Common Stock and Preferred Stock of the Company, except for effects incidental to increasing the number of shares of the Company's Common Stock outstanding, such as dilution of the earnings per share and voting rights of current holders of Common Stock and Preferred Stock. Also, all of the outstanding shares of the Company's Preferred Stock will automatically convert by their terms to Common Stock upon adoption of the proposed Amendment. The sole holder of Preferred Stock is the Company's Chairman, Joseph Costello. Because all of the outstanding shares of the Preferred Stock will be eliminated through the automatic conversion to Common Stock, the proposed Amendment does not include references to the rights, preferences and privileges of the outstanding Preferred Stock.

    If the Amendment is adopted, it will become effective upon filing with the Secretary of State of the State of Delaware. The complete text of the Fourth Amended and Restated Certificate of Incorporation the Company intends to file with the Secretary of State of the State of Delaware, if the proposal is approved, is set forth as Exhibit A to this Information Statement.

    Upon approval of the proposal, the 1,000,000 shares of Preferred Stock held by Mr. Costello will convert automatically to Common Stock of the Company. In addition, the Company had previously reserved a total of 3,094,425 shares for issuance in connection with potential future stock option grants under the Company's 1989 Stock Option Plan, 1993 Equity Incentive Plan, 1998 Non-Officer Stock Option Plan, and 1993 Directors Stock Option Plan (the "Option Plans"). These 3,094,425 shares were subsequently allocated by the Board of Directors to be used in connection with general corporate activities, including the acquisition of QuickSilver Group, Inc. on September 22, 1998. Upon stockholder approval of the Amendment, that many shares will again be available for issuance under the Option Plans. The Company has identified a total of 373,500 options for grant to certain employees of the Company, which grants will be made upon the adoption of the Amendment. None of these options will be granted to executive officers or directors.

    Except as described in the preceding paragraph, the Board of Directors has no other plans regarding issuance of the additional shares of Common Stock. Approval of the additional shares will provide us with additional flexibility to use capital stock for business, incentive and financial purposes in the future. The additional shares may be used, without further shareholder approval, for various purposes including, without limitation, raising capital, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies and expanding the Company's business or product lines through the acquisition of other businesses or products.

    The additional shares of Common Stock that would become available for issuance if the proposal were adopted could also be used by the Company to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board could strategically sell shares of Common Stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. The additional shares could also be used in connection with a stockholder rights plan, which could be used to discourage a takeover opposed by the Board of Directors. Although this proposal to increase the authorized Common Stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), nevertheless, stockholders should be aware that approval of the proposal could facilitate future efforts by the Company to deter or prevent changes in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

    The affirmative vote of the holders of a majority of the shares of the Common Stock and Preferred Stock, voting together as one class, will be required to approve the Amendment. As a result, abstentions and broker non-votes will have the same effect as negative votes.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information known to the Company, as of November 16, 1998, with respect to beneficial ownership of the Company's Common Stock by (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) each director, (iii) the Company's current and former executive officers, and (iv) all current executive officers and directors as a group. Except as otherwise noted, the address of each person below is c/o the Company, 7301 Ohms Lane, Suite 200, Minneapolis, MN 55439.

                                                                                   AMOUNT AND NATURE
                                                                                     OF BENEFICIAL        PERCENT
NAME OF BENEFICIAL OWNER                                                              OWNERSHIP(1)      OF CLASS(2)
---------------------------------------------------------------------------------  ------------------  -------------
Yuval Almog(3)...................................................................        4,082,077            14.4%
Motorola, Inc.(4)................................................................        2,237,797             7.9%
Joseph B. Costello(5)............................................................        2,120,187             7.4%
Thomas Minick(6).................................................................        1,100,388             3.9%
Todd Fitzwater(7)................................................................        1,092,024             3.8%
Michael A. Fabiaschi(8)..........................................................          607,850             2.1%
Dixon R. Doll(9).................................................................          280,988             1.0%
Paul D. Edelhertz(10)............................................................          126,000           *
Michael H. Carrel(11)............................................................           36,250           *
John Higgins(12).................................................................                0           *
Isaac Shpantzer(13)..............................................................          150,000           *
Vladimir Kelman(14)..............................................................          118,336           *
Steve Swantek(15)................................................................            1,642           *
Emmett Hume(16)..................................................................                0           *
All executive officers and directors as a group (Eight Persons)(17)..............        5,363,687            18.3%

------------------------

  * Less than 1%

 (1) Based upon information supplied by officers, directors and principal stockholders, as well as Schedules 13G filed with the Securities and Exchange Commission. Unless otherwise noted, each person or group identified possesses sole voting and sole investment power with respect to such shares, subject to community property laws where applicable. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days of November 16, 1998, upon the exercise of options or warrants.

 (2) Based upon 27,435,094 shares of Common Stock and 1,000,000 shares of Preferred Stock outstanding on November 16, 1998. Each beneficial owner's percentage ownership is determined by assuming that options that are held by such person (but not those held by any other person) and that are exercisable within 60 days of November 16, 1998, have been exercised, and conversion of all convertible securities.

 (3) Includes 61,187 shares of Common Stock owned of record by Mr. Almog. Also includes 1,504,374 shares owned of record by Coral Partners II (known as IAI Ventures Partners II prior to November 1, 1993), of which Mr. Almog is managing general partner of the general partner, and 2,516,516 shares owned of record by Coral Partners I-Superior (known as Superior Ventures prior to November 1, 1993), of which Mr. Almog is managing general partner of the general partner. Mr. Almog disclaims beneficial ownership with respect to the shares held by these entities except to the extent attributable to him as a result of an ownership interest he may have in such entities. Mr. Almog was Chairman of the Board of Directors of the Company through December 1997. Mr. Almog's address is Coral Group, Inc., 60 South Sixth Street, Suite 3510, Minneapolis, Minnesota 55402. The address of Coral Partners is 60 South Sixth Street, Suite 3510, Minneapolis, Minnesota 55402.

 (4) The address of Motorola, Inc. is 1303 East Algonquin Road, Schaumburg, Illinois 60196.

 (5) Includes (i) 973,000 shares of Common Stock owned of record by Mr. Costello, (ii) 1,000,000 shares of Preferred Stock owned by Mr. Costello that are convertible into 1,000,000 shares of Common Stock in the event the proposal set forth in this Information Statement is approved by stockholders, and

     (iii) 64,187 shares held by the Costello Family Trust dated 10/21/92. Also includes 83,000 shares of Common Stock underlying options exercisable within 60 days of November 16, 1998, that, if exercised, would be subject to vesting restrictions with respect to 37,563 shares. Mr. Costello is Chairman of the Board of Directors of the Company.

 (6) Represents 1,100,388 shares of Common Stock owned of record by Mr. Minick, all of which are subject to transfer restrictions. Mr. Minick is a Vice President and director of the Company.

 (7) Represents 1,092,024 shares of Common Stock owned of record by Mr. Fitzwater, all of which are subject to transfer restrictions. Mr. Fitzwater is a Vice President of the Company.

 (8) Represents 604,450 shares of Common Stock underlying options exercisable within 60 days of November 16, 1998. Also includes 3,400 shares owned by Mr. Fabiaschi's daughter. Mr. Fabiaschi disclaims beneficial ownership of the shares owned by his daughter. Mr. Fabiaschi resigned as President, Chief Executive Officer, and Acting Chief Financial Officer of the Company on October 13, 1998, but remains a director of the Company.

 (9) Includes 117,988 shares of Common Stock owned of record by Dr. Doll, 80,000 shares of Common Stock owned of record by the Dixon and Carol Doll Trust, and 67,000 shares underlying options exercisable within 60 days of November 16, 1998, which, if exercised, would be subject to vesting restrictions with respect to 18,000 shares. Also includes 13,000 shares held by the University of Michigan Business School Growth Fund, and 3,000 shares owned by Dr. Doll's son. Dr. Doll is an alumni investment manager for the University of Michigan Business Growth Fund. Dr. Doll disclaims beneficial ownership with respect to the shares held by his son and the University of Michigan Business Growth Fund. Dr. Doll is a director of the Company.

(10) Includes 1,000 shares of Common Stock owned of record by Mr. Edelhertz and 125,000 shares underlying options exercisable within 60 days of November 16, 1998. Mr. Edelhertz is President and Chief Executive Officer and a director of the Company.

(11) Represents 36,250 shares underlying options exercisable within 60 days of November 16, 1998. Mr. Carrel is Vice President and Chief Financial Officer of the Company.

(12) Mr. Higgins is a Vice President of the Company.

(13) Includes 150,000 shares underlying options exercisable within 60 days of November 16, 1998. Dr. Shpantzer was the Fellow and Senior Vice President of the Company until he resigned on September 21, 1998, to join NextNet, Inc., a privately-held company that is partly owned by the Company.

(14) Includes 118,336 shares underlying options exercisable within 60 days of November 16, 1998. Mr. Kelman was a Vice President of the Company until he resigned on September 21, 1998, to join NextNet, Inc., a privately-held company that is partly owned by the Company.

(15) Represents 1,642 shares of Common Stock owned of record by Mr. Swantek. Mr. Swantek was a Vice President of the Company until he resigned in May 1998.

(16) Mr. Hume resigned as Vice President of Marketing in February 1997

(17) Includes shares described in notes (5) through (12) above.

                             AVAILABLE INFORMATION

    We are subject to the informational reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Thus, we file annual and quarterly reports, proxy statements and other information with the Securities and Exchange Commission. You may read, inspect, and copy any documents we file at the Commission's public reference facilities, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549 or in the Commission's Regional Offices at Seven World Trade Center, 13th Floor, New York, New York 10048; and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of our filings can be obtained at prescribed rates from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Our SEC filings are also available to the public from the SEC's Website at "http://www.sec.gov." Our Common Stock is listed on The Nasdaq National Market and reports and other information concerning Zamba may be inspected at the offices of The Nasdaq Stock Market at 1735 "K" Street, N.W., Washington, D.C. 20006-1500.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

    The SEC allows us to "incorporate by reference" the information we file with them, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this Information Statement, and information that we file later with the SEC will automatically update and supersede this information. We incorporate by reference the documents listed below as (1), (2), (3) and (4):

    (1) Zamba's Current Report on Form 8-K filed with the Commission on October 7, 1998;

    (2) Zamba's Annual Report on Form 10-K for the year ended December 31, 1997;

    (3) Zamba's Quarterly Reports on Form 10-Q for quarters ended March 31, 1998, June 30, 1998, and September 30, 1998; and

    (4) The description of Zamba's common stock set forth in Zamba's Registration Statement on Form 8-A filed with the Commission on October 26, 1993.

    Each document filed after the date of this Information Statement under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act and before the termination of the offering is also incorporated by reference into this Information Statement and is made a part of this Information Statement from the date of its filing. Any statement contained in this Information Statement or a document incorporated or deemed to be incorporated by reference in this Information Statement, shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any subsequently-filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

    You may request a copy of these filings, except the exhibits to such documents (unless the exhibits are specifically incorporated by reference into such documents) at no cost. Such requests should be directed to the Secretary of the Company, at Zamba's principal executive offices at 7301 Ohms Lane, Suite 200, Minneapolis, MN 55439, or telephone number (612) 832-9800.

    YOU SHOULD RELY ONLY ON THE INFORMATION INCORPORATED BY REFERENCE OR PROVIDED IN THIS INFORMATION STATEMENT. WE HAVE AUTHORIZED NO ONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. YOU SHOULD NOT ASSUME THAT THE INFORMATION IN THIS INFORMATION STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE ON THE FRONT OF THE DOCUMENT.

Dated: November 30, 1998

                                          By Order of the Board of Directors,

                                          /s/ Paul D. Edelhertz
                                          Paul D. Edelhertz
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                   EXHIBIT A

          FOURTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
                               ZAMBA CORPORATION

    Zamba Corporation, a corporation organized and existing under the laws of the State of Delaware hereby certifies as follows:

    FIRST: The name of this corporation (hereinafter the "Corporation") is ZAMBA CORPORATION. The name was changed to Zamba Corporation from Racotek, Inc. on October 5, 1998, in connection with a merger that was completed on September 22, 1998. The corporation was originally incorporated under the name RaCoTek, Inc. and the date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware is August 15, 1990. The current articles of incorporation, the Third Amended and Restated Certificate of Incorporation, are dated December 17, 1993.

    SECOND: The text of the Third Amended and Restated Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety to become the Fourth Amended and Restated Certificate of Incorporation and to read as follows:

                                   ARTICLE 1

    The name of this Corporation is Zamba Corporation.

                                   ARTICLE 2

    The address of the registered office of the Corporation in the State of Delaware is The Prentice-Hall Corporation System, Inc., 32 Loockerman Square, Suite L-100, in the City of Dover, County of Kent, and the name of the registered agent of the Corporation in the State of Delaware at such address is:
The Prentice-Hall Corporation System, Inc.

                                   ARTICLE 3

    The purposes and powers of the Corporation shall be to conduct any lawful act or activity, for which corporations may be organized under the General Corporation Law of the State of Delaware.

                                   ARTICLE 4

    SECTION 1.  CLASSES OF STOCK

    This Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock", both of which shall have a par value of $0.01 per share. The total number of shares which the Corporation is authorized to issue is 60,000,000, of which 55,000,000 shares shall be Common Stock and 5,000,000 shares shall be Preferred Stock.

    SECTION 2.  DESIGNATION OF SERIES OF PREFERRED STOCK

    The Board of Directors is authorized to provide for the issuance of the shares of Preferred Stock in one or more series, and, by filing a certificate of designation pursuant to the General Corporation Law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, to fix the designation, powers, preferences and rights of the shares of each such series and any qualifications, limitations or restrictions thereof, and to increase or decrease the number of shares of any such series (but not above the total number of shares of Preferred Stock authorized when combined with other series of Preferred Stock nor below the number of shares of such series then outstanding). In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior the adoption of the resolution originally fixing the number of shares of such series.

    Except as may be expressly provided in any Certificate of Designation designating any series of Preferred Stock pursuant to the foregoing provisions of this Article 4, any new series of Preferred Stock may be designated, fixed and determined as provided herein by the Board of Directors without approval of the holders of Common Stock or the holders of Preferred Stock, or any series thereof, and any such new series may have powers, preferences and rights, including, without limitation, voting rights, dividend rights, liquidation rights, redemption rights and conversion rights, senior to, junior to or pari passu with the rights of the Common Stock, the Preferred Stock, or any future class or series of Preferred Stock or Common Stock.

                                   ARTICLE 5

    A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for (i) liability based on a breach of the duty of loyalty to the Corporation or its stockholders; (ii) liability for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law; (iii) liability based on the payment of an improper dividend or an improper repurchase of the Corporation's stock under Section 174 of the General Corporation Law of the State of Delaware; or (iv) liability for any transaction for which the director derived an improper personal benefit. If the General Corporation Law of the State of Delaware is hereafter amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended General Corporation Law of the State of Delaware. Any repeal or modification of this Article by the stockholders of the Corporation shall be prospective only and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

                                   ARTICLE 6

    The power to adopt, amend, or repeal the Bylaws of this Corporation is hereby conferred upon the Board of Directors to the full extent permitted by law, subject, however, to the power of the stockholders of this Corporation to adopt, amend, or repeal Bylaws.

                                   ARTICLE 7

    Election of directors need not be by written ballot unless the Bylaws of this Corporation shall so provide.

    THIRD: This Fourth Amendment and Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware, with notice to nonconsenting stockholders having been given in accordance with Section 228(d) of the General Corporation Law of the State of Delaware.

    IN WITNESS WHEREOF, Zamba Corporation has caused this Fourth Amended and Restated Certificate of Incorporation to be signed by its Chief Executive
Officer and attested to by its Secretary in Minneapolis, Minnesota this   day of
        , 1998.

                                ZAMBA CORPORATION

                                By:
                                     -----------------------------------------
                                                   Paul Edelhertz
                                              CHIEF EXECUTIVE OFFICER

ATTEST:

-------------------------------------------
Ian Nemerov
SECRETARY